                                 EXHIBIT 23.2
                                 ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 3, 1997, included in Consilium, Inc.'s Form 10-K for the year ended October 31, 1997 and to all references to our Firm included in this registration statement.


                               /s/ Arthur Andersen LLP

                               Arthur Andersen LLP

San Jose, California
April 9, 1998